Fees Summary	Jan. 23, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 74,638,953.00
Previously Paid Amount	0
Total Fee Amount	10,307.64
Total Offset Amount	0
Net Fee	$ 10,307.64